Equity Method Investments	12 Months Ended
Dec. 31, 2012
Equity Method Investments
19.	Equity Method Investments

On February 28, 2012, the Teekay LNG-Marubeni Joint Venture acquired a 100% interest in the six MALT LNG Carriers from Denmark-based A.P. Moller-Maersk A/S for approximately $1.3 billion. The Partnership and Marubeni Corporation (or Marubeni) have 52% and 48% economic interests, respectively, but share control of Teekay LNG-Marubeni Joint Venture. Since control of the Teekay LNG-Marubeni Joint Venture is shared jointly between Marubeni and the Partnership, the Partnership accounts for its investment in the Teekay LNG-Marubeni Joint Venture using the equity method. The Teekay LNG-Marubeni Joint Venture financed this acquisition with $1.06 billion from secured loan facilities and $266 million from equity contributions from the Partnership and Marubeni Corporation. The Partnership has agreed to guarantee its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture and as a result, deposited $30 million in a restricted cash account as security for the debt within the Teekay LNG-Marubeni Joint Venture and recorded a guarantee liability of $1.4 million. The carrying value of the guarantee liability as at December 31, 2012, was $0.6 million and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets. The Partnership has a 52% economic interest in the Teekay LNG-Marubeni Joint Venture and consequently its share of the $266 million equity contribution was $138.2 million. The Partnership also contributed an additional $5.8 million for its share of legal and financing costs and recorded the $7.0 million acquisition fee paid to Teekay Corporation as part of the investment (see Note 12j). The Partnership financed the equity contributions by borrowing under its existing credit facilities.

On November 4, 2010, the Partnership acquired a 50% interest in the Excalibur and Excelsior Joint Ventures from Exmar NV for a total equity purchase price of approximately $72.5 million (net of assumed debt). The Partnership financed $37.3 million of the purchase price by issuing to Exmar NV approximately 1.1 million new common units with the balance financed by drawing on one of the Partnership’s revolving credit facilities. As part of the transaction the Partnership agreed to guarantee its 50% share of the $206 million of debt secured by the Excalibur and Excelsior Joint Ventures. The excess of the Partnership’s investment in the Excalibur and Excelsior Joint Ventures over its underlying equity in the net assets, which amounts to approximately $51 million, has substantially been accounted for as an increase to the carrying value of the vessels of the Excalibur and Excelsior Joint Ventures, in accordance with the finalized purchase price adjustments.

The Partnership has a 33% ownership interest in four 160,400-cubic meter LNG carriers (or the Angola LNG Carriers). The Angola LNG Carriers are chartered at fixed rates, subject to inflation adjustments, to Angola LNG Supply Services LLC for a period of 20 years from the date of delivery from the shipyard, with two five year options for the charterer to extend the charter contract and are classified as direct financing leases. The charterer has the option to terminate the charter upon 120 days notice and payment of an early termination fee, which would equal approximately 50% of the fully built-up cost of the applicable vessel. Three of the Angola LNG Carriers delivered in 2011 and the remaining Angola LNG Carrier delivered in January 2012 (see Note 12i).

The Partnership has a 40% interest in the Teekay Nakilat (III) Corporation (or RasGas 3 Joint Venture), which owns four LNG carriers that are chartered out under long-term contracts that are classified as direct financing leases.

These joint ventures are accounted for using the equity method. The RasGas 3 Joint Venture, the Excelsior Joint Venture and the Angola Joint Venture are considered VIEs; however, the Partnership is not the primary beneficiary and consolidation is not required. The Partnership’s maximum exposure to loss as a result of its investment in the RasGas 3 Joint Venture, the Excelsior Joint Venture and the Angola LNG Carriers is the amount it has invested in these joint ventures, which were $107.4 million, $58.7 million and $28.7 million, respectively, as at December 31, 2012. In addition the Partnership also guarantees its portion of the Excelsior Joint Venture’s debt of $40.0 million and the Angola Joint Venture’s debt and swaps of $282.9 million.

The following table presents aggregated summarized financial information assuming a 100% ownership interest in the Partnership’s equity method investments and excluding the impact from purchase price adjustments arising from the acquisition of the Excalibur and Excelsior Joint Ventures.

	As at December 31,
	2012(1)(2)	2011(2)
	$	$
Cash and restricted cash	155,943	94,508
Other assets ☐ current	57,868	34,100
Vessels and equipment	1,653,273	226,794
Net investments in direct financing leases ☐ non-current	1,938,011	1,728,702
Other assets ☐ non-current	180,898	165,912

Current portion of long-term debt(3)	1,075,853	71,073
Other liabilities ☐ current	122,702	69,826
Long-term debt	1,603,118	1,483,675
Other liabilities ☐ non-current	446,733	315,271

	Years ended December 31,
	2012(1)(2)	2011(2)	2010(4)
	$	$	$
Voyage revenues	412,974	167,094	106,371
Income from vessel operations	278,067	124,553	83,992
Realized and unrealized loss on derivative instruments	(39,428)	(41,622)	(35,173)
Net Income	180,059	51,492	20,092

(1)	The results included for the Teekay LNG-Marubeni Joint Venture were from the acquisition of the MALT LNG Carriers, which were acquired on February 28, 2012.
(2)	The results included for the Angola Joint Venture were from the time the vessels were delivered from August, September, October 2011 and January 2012, respectively.
(3)

The Teekay LNG-Marubeni Joint Venture expects to refinance its existing debt facility maturing in August 2013 with two long-term project facilities and a medium-term facility, secured by all of the vessels under the joint venture as well as through guarantees from the joint venture partners based on their relative share holdings.

(4)	The results included for the Excalibur and Excelsior Joint Ventures were from November 4, 2010.